                                                                                               Exhibit 31.2
                               Certification of Chief Financial Officer Pursuant to
                               Securities Exchange Act Rules 13a-15(e) and 15d-15(e)
                                              as Adopted Pursuant to
                                   Section 302 of the Sarbanes-Oxley Act of 2002

         I, Robin Cohan, Chief Financial Officer of Tropical Sportswear Int'l Corporation, certify that:

1.       I have reviewed this quarterly report on Form 10-Q of Tropical Sportswear Int'l Corporation;

2.       Based on my knowledge,  this quarterly  report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statement  made, in light of the  circumstances under which such  statements  were  made,  not  misleading  with respect to the period covered by this quarterly report;

3.       Based on my  knowledge,  the  financial  statements,  and other  financial  information  included  in this quarterly report, fairly present in all material respects the  financial condition,  results of operations and cash flows of registrant as of, and for, the periods presented in this quarterly report;

4.       The  registrant's  other  certifying  officers and I are  responsible  for  establishing  and  maintaining disclosure  controls and  procedures  (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e)) for  the
         registrant and we have:

                  a) Designed such  disclosure  controls and  procedures,  or caused such  disclosure  controls and procedures to be designed under our  supervision,  to ensure that material  information  relating to the  registrant,  including  its  consolidated  subsidiaries,  is made  known to us by  others within those  entities,  particularly  during the period in which this quarterly  report is being prepared;

                  b) Evaluated  the  effectiveness  of the  registrant's  disclosure  controls and  procedures  and presented in this quarterly  report our  conclusions  about the  effectiveness  of the disclosure controls  and  procedures,  as of the end of the  period  covered  by this  report  based on such evaluation; and

                  c)  Disclosed  in this report any change in the  registrant's  internal  control  over  financial reporting that occurred  during the  registrant's  most recent fiscal  quarter (the  registrant's fourth  fiscal  quarter in the case of an annual  report)  that has  materially  affected,  or is reasonably  likely to materially  affect,  the  registrant's  internal  controls  over  financial reporting.

5.       The registrant's other certifying officers and I have disclosed, based on our most recent  evaluation,  of internal control over financial reporting,  to the registrant's  auditors and that the audit  committee of the  registrant's  board of  directors  (or  persons  performing  the  equivalent functions):

                  a) All significant  deficiencies  and material  weaknesses in the design or operation of internal
                  controls  over  financial   reporting  which  are  reasonably  likely  to  adversely  affect  the registrant's ability to record, process, summarize and report financial information; and

                  b) Any fraud,  whether or not material,  that involves  management or other  employees who have a significant role in the registrant's internal controls over financial reporting.

         Date: May 11, 2004

                                                              By:  /s/ Robin Cohan
                                                                   ---------------
                                                              Robin Cohan
                                                              Chief Financial Officer